                                                                      Exhibit 24

                                POWER OF ATTORNEY

            We, the undersigned directors of the Registrant, hereby severally constitute and appoint Rick Green and Kerby Crowell, and either of them, our true and lawful attorney-in-fact and agent, to do any and all things in our names in the capacities indicated below which said attorney-in-fact and agent may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deems advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorney-in-fact or agent, or any of them, shall do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, the undersigned have respectively signed this power of attorney as of the date set forth opposite the name of the undersigned.


                  Name                               Capacity                           Date
                 ------                             -----------                         -----

 /s/ James E. Berry II                               Director                           August 26, 2004
--------------------------------------------
James E. Berry II

 /s/ Thomas D. Berry                                 Director                           August 26, 2004
--------------------------------------------
Thomas D. Berry

 /s/ Joe Berry Cannon                                Director                           August 26, 2004
--------------------------------------------
Joe Berry Cannon

/s/ J. Berry Harrison                                Director                           August 26, 2004
--------------------------------------------
J. Berry Harrison

 /s/ Erd M. Johnson                                  Director                           August 26, 2004
--------------------------------------------
Erd M. Johnson

 /s/ Betty B. Kerns                                  Director                           August 26, 2004
--------------------------------------------
Betty B. Kerns

 /s/ David P. Lambert                                Director                           August 26, 2004
--------------------------------------------
David P. Lambert

/s/ Linford R. Pitts                                 Director                           August 26, 2004
--------------------------------------------
Linford R. Pitts

/s/ Robert B. Rodgers                                Chairman of the Board              August 26, 2004
--------------------------------------------         of Directors
Robert B. Rodgers

/s/ Russell W. Teubner                               Director                           August 26, 2004
--------------------------------------------
Russell W. Teubner
